- -------------------------------------------------------------------------------

                           ALLIANCE GAMING CORPORATION


                                       and


                          THE BANK OF NEW YORK, Trustee


                                    Indenture


                         Dated as of _____________, 1996


                                   $85,000,000


         7 1/2% Convertible Senior Subordinated Debentures due 2003

- -------------------------------------------------------------------------------

                           ALLIANCE GAMING CORPORATION

               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of ___________, 1996
                     between Alliance Gaming Corporation and
                        The Bank of New York, as Trustee

Trust Indenture                                      Indenture
  Act Section                                         Section
Section 310(a)(1). . . . . . . . . . . . . . . . .   5.9
     (a)(2). . . . . . . . . . . . . . . . . . . .   5.9
     (a)(3). . . . . . . . . . . . . . . . . . . .   Not Applicable
     (a)(4). . . . . . . . . . . . . . . . . . . .   Not Applicable
     (a)(5). . . . . . . . . . . . . . . . . . . .   5.9
     (b)   . . . . . . . . . . . . . . . . . . . .   5.8, 5.10
     (c)   . . . . . . . . . . . . . . . . . . . .   Not Applicable
Section 311(a) . . . . . . . . . . . . . . . . . .   5.13
     (b)   . . . . . . . . . . . . . . . . . . . .   5.13
     (c)   . . . . . . . . . . . . . . . . . . . .   Not Applicable
Section 312(a) . . . . . . . . . . . . . . . . . .   2.5, 3.6
     (b)   . . . . . . . . . . . . . . . . . . . .   6.6
     (c)   . . . . . . . . . . . . . . . . . . . .   6.6
Section 313(a) . . . . . . . . . . . . . . . . . .   3.8
     (b)(1). . . . . . . . . . . . . . . . . . . .   Not Applicable
     (b)(2). . . . . . . . . . . . . . . . . . . .   3.8
     (c)   . . . . . . . . . . . . . . . . . . . .   3.8
     (d)   . . . . . . . . . . . . . . . . . . . .   3.8
Section 314(a) . . . . . . . . . . . . . . . . . .   3.7, 3.5
     (b)   . . . . . . . . . . . . . . . . . . . .   Not Applicable
     (c)(1). . . . . . . . . . . . . . . . . . . .   10.5
     (c)(2). . . . . . . . . . . . . . . . . . . .   10.5
     (c)(3). . . . . . . . . . . . . . . . . . . .   10.5
     (d)   . . . . . . . . . . . . . . . . . . . .   Not Applicable
     (e)   . . . . . . . . . . . . . . . . . . . .   10.5
Section 315(a) . . . . . . . . . . . . . . . . . .   5.1
     (b)   . . . . . . . . . . . . . . . . . . . .   5.1
     (c)   . . . . . . . . . . . . . . . . . . . .   5.1
     (d)   . . . . . . . . . . . . . . . . . . . .   5.1
     (e)   . . . . . . . . . . . . . . . . . . . .   4.11
Section 316(a)(1)(A) . . . . . . . . . . . . . . .   4.9
     (a)(1)(B) . . . . . . . . . . . . . . . . . .   4.10
     (a)(2). . . . . . . . . . . . . . . . . . . .   Not Applicable
     (b)   . . . . . . . . . . . . . . . . . . . .   4.7
     (c)   . . . . . . . . . . . . . . . . . . . .   6.2
Section 317(a)(1). . . . . . . . . . . . . . . . .   4.2
     (a)(2). . . . . . . . . . . . . . . . . . . .   4.2
     (b)   . . . . . . . . . . . . . . . . . . . .   2.4
Section 318(a) . . . . . . . . . . . . . . . . . .   10.7

____________

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1  Certain Terms Defined. . . . . . . . . . . . . . . . . . .   1

                                    ARTICLE 2

                                 THE SECURITIES

     Section 2.1  Form and Dating. . . . . . . . . . . . . . . . . . . . . .   7
     Section 2.2  Execution and Authentication . . . . . . . . . . . . . . .   7
     Section 2.3  Registrar and Paying Agent . . . . . . . . . . . . . . . .   8
     Section 2.4  Paying Agent to Hold Money in Trust. . . . . . . . . . . .   8
     Section 2.5  Holder Lists . . . . . . . . . . . . . . . . . . . . . . .   9
     Section 2.6  Transfer and Exchange. . . . . . . . . . . . . . . . . . .   9
     Section 2.7  Replacement Securities . . . . . . . . . . . . . . . . . .  10
     Section 2.8  Reserved . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Section 2.9  Treasury Securities. . . . . . . . . . . . . . . . . . . .  10
     Section 2.10 Temporary Securities . . . . . . . . . . . . . . . . . . .  11
     Section 2.11 Cancellation . . . . . . . . . . . . . . . . . . . . . . .  11
     Section 2.12 Defaulted Interest . . . . . . . . . . . . . . . . . . . .  11
     Section 2.13 Cusip Numbers. . . . . . . . . . . . . . . . . . . . . . .  12

                                    ARTICLE 3

                     COVENANTS OF THE ISSUER AND THE TRUSTEE

     Section 3.1  Payment of Principal and Interest. . . . . . . . . . . . .  11
     Section 3.2  Offices for Payments, etc. . . . . . . . . . . . . . . . .  12
     Section 3.3  Appointment to Fill a Vacancy
                    in Office of Trustee . . . . . . . . . . . . . . . . . .  12
     Section 3.4  Paying Agents. . . . . . . . . . . . . . . . . . . . . . .  12
     Section 3.5  Certificate to Trustee . . . . . . . . . . . . . . . . . .  13
     Section 3.6  Securityholders' Lists . . . . . . . . . . . . . . . . . .  13
     Section 3.7  Reports by the Issuer. . . . . . . . . . . . . . . . . . .  13
     Section 3.8  Reports by the Trustee . . . . . . . . . . . . . . . . . .  13
     Section 3.9  Transactions with Affiliates . . . . . . . . . . . . . . .  14

                                    ARTICLE 4

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

     Section 4.1  Event of Default Defined; Acceleration
                    of Maturity; Waiver of Default . . . . . . . . . . . . .  15
     Section 4.2  Collection of Indebtedness by Trustee; Trustee
                    May Prove Debt . . . . . . . . . . . . . . . . . . . . .  17
     Section 4.3  Application of Proceeds. . . . . . . . . . . . . . . . . .  19
     Section 4.4  Suits for Enforcement. . . . . . . . . . . . . . . . . . .  20

                                                                            Page
                                                                            ----
     Section 4.5  Restoration of Rights on
                    Abandonment of Proceeding. . . . . . . . . . . . . . . .  21
     Section 4.6  Limitation on Suits by Securityholders . . . . . . . . . .  21
     Section 4.7  Rights of Holders to Receive Payment . . . . . . . . . . .  21
     Section 4.8  Powers and Remedies Cumulative; Delay
                    or Omission Not Waiver of Default. . . . . . . . . . . .  22
     Section 4.9  Control by Securityholders . . . . . . . . . . . . . . . .  22
     Section 4.10 Waiver of Past Defaults  . . . . . . . . . . . . . . . . .  23
     Section 4.11 Undertaking for Costs  . . . . . . . . . . . . . . . . . .  23

                                    ARTICLE 5

                             CONCERNING THE TRUSTEE

     Section 5.1  Duties and Responsibilities of the Trustee; During
                    Default; Prior to Default  . . . . . . . . . . . . . . .  24
     Section 5.2  Certain Rights of the Trustee. . . . . . . . . . . . . . .  25
     Section 5.3  Trustee Not Responsible for Recital,
                    Disposition of Securities or
                    Application of Proceeds Thereof. . . . . . . . . . . . .  27
     Section 5.4  Trustee and Agents May Hold
                    Securities; Collections, etc.. . . . . . . . . . . . . .  27
     Section 5.5  Moneys Held by Trustee.. . . . . . . . . . . . . . . . . .  27
     Section 5.6  Compensation and Indemnification of Trustee and Its
                    Prior Claim. . . . . . . . . . . . . . . . . . . . . . .  27
     Section 5.7  Right of Trustee to Rely on Officers'
                    Certificate, etc.. . . . . . . . . . . . . . . . . . . .  28
     Section 5.8  Disqualification; Conflicting Interests. . . . . . . . . .  28
     Section 5.9  Persons Eligible for Appointment
                    as Trustee.. . . . . . . . . . . . . . . . . . . . . . .  28
     Section 5.10  Resignation and Removal; Appointment
                    of Successor Trustee.. . . . . . . . . . . . . . . . . .  28
     Section 5.11  Acceptance of Appointment by
                    Successor Trustee. . . . . . . . . . . . . . . . . . . .  30
     Section 5.12  Merger, Conversion, Consolidation or Succession
                     to Business of Trustee  . . . . . . . . . . . . . . . .  31
     Section 5.13  Preferential Collection of
                    Claims Against the Issuer. . . . . . . . . . . . . . . .  31

                                    ARTICLE 6

                         CONCERNING THE SECURITYHOLDERS

     Section 6.1  Evidence of Action Taken by Securityholders  . . . . . . .  31
     Section 6.2  Proof of Execution of Instruments and of Holding of
                    Securities; Record Date. . . . . . . . . . . . . . . . .  32
     Section 6.3  Holders to be Treated as Owners. . . . . . . . . . . . . .  32
     Section 6.4  Securities Owned by Issuer Deemed Not
                    Outstanding. . . . . . . . . . . . . . . . . . . . . . .  32
     Section 6.5  Right of Revocation of Action Taken. . . . . . . . . . . .  33

                                       ii

                                                                            Page
                                                                            ----
     Section 6.6  Communications by Holders With Other Holders . . . . . . .  33
     Section 6.7  Mandatory Disposition Pursuant to Gaming Laws. . . . . . .  33

                                    ARTICLE 7

                             SUPPLEMENTAL INDENTURES

     Section 7.1  Supplemental Indentures Without Consent of
                    Securityholders. . . . . . . . . . . . . . . . . . . . .  33
     Section 7.2  Supplemental Indentures With Consent of
                    Securityholders. . . . . . . . . . . . . . . . . . . . .  35
     Section 7.3  Effect of Supplemental Indenture . . . . . . . . . . . . .  36
     Section 7.4  Documents to Be Given to Trustee . . . . . . . . . . . . .  36
     Section 7.5  Notation on Securities in Respect of
                    Supplemental Indentures. . . . . . . . . . . . . . . . .  36

                                    ARTICLE 8

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 8.1  Covenant Not to Merge, Consolidate, Sell or Convey
                    Property Except Under Certain Conditions . . . . . . . .  37
     Section 8.2  Successor Entity Substituted . . . . . . . . . . . . . . .  37
     Section 8.3  Opinion of Counsel to Trustee. . . . . . . . . . . . . . .  38

                                    ARTICLE 9

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

     Section 9.1  Satisfaction and Discharge of Indenture. . . . . . . . . .  38
     Section 9.2  Application by Trustee of Funds
                    Deposited for Payment of Securities. . . . . . . . . . .  39
     Section 9.3  Repayment of Moneys Held by Paying Agent . . . . . . . . .  39
     Section 9.4  Return of Moneys Held by Trustee and Paying Agent
                    Unclaimed for Two Years. . . . . . . . . . . . . . . . .  39

                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS

     Section 10.1  Incorporators, Stockholders,
                    Officers and Directors of Issuer
                    and Others Exempt from Individual
                    Liability. . . . . . . . . . . . . . . . . . . . . . . .  40
     Section 10.2  Provisions of Indenture for the
                    Sole Benefit of Parties and
                    Securityholders. . . . . . . . . . . . . . . . . . . . .  40
     Section 10.3  Successors and Assigns of Issuer
                    Bound by Indenture . . . . . . . . . . . . . . . . . . .  40



                                                                            Page
                                                                            ----
     Section 10.4  Notices and Demands on Issuer,
                    Trustee and Securityholders. . . . . . . . . . . . . . .  40
     Section 10.5  Officers' Certificates and Opinions of
                    Counsel; Statements to Be
                    Contained Therein. . . . . . . . . . . . . . . . . . . .  41
     Section 10.6  Payments Due on Saturdays, Sundays
                    and Holidays . . . . . . . . . . . . . . . . . . . . . .  42
     Section 10.7  Conflict of Any Provision of Indenture with Trust
                     Indenture Act of 1939 . . . . . . . . . . . . . . . . .  42
     Section 10.8  Governing Law . . . . . . . . . . . . . . . . . . . . . .  42
     Section 10.9  Counterparts. . . . . . . . . . . . . . . . . . . . . . .  43
     Section 10.10  Effect of Headings . . . . . . . . . . . . . . . . . . .  43

                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

     Section 11.1  Right of Optional Redemption; Prices. . . . . . . . . . .  43
     Section 11.2  Notice of Redemption; Partial Redemptions . . . . . . . .  44
     Section 11.3  Payment of Securities Called
                    for Redemption . . . . . . . . . . . . . . . . . . . . .  45
     Section 11.4  Exclusion of Certain Securities from Eligibility for
                    Selection for Redemption . . . . . . . . . . . . . . . .  46

                                   ARTICLE 12

                           SUBORDINATION OF SECURITIES

     Section 12.1  Agreement to Subordinate. . . . . . . . . . . . . . . . .  46
     Section 12.2  Payments to Securityholders . . . . . . . . . . . . . . .  47
     Section 12.3  Subrogation of Securities . . . . . . . . . . . . . . . .  49
     Section 12.4  Authorization by Securityholders. . . . . . . . . . . . .  50
     Section 12.5  Notice to Trustee . . . . . . . . . . . . . . . . . . . .  50
     Section 12.6  Trustee's Relation to Senior Indebtedness . . . . . . . .  51
     Section 12.7  No Impairment of Subordination. . . . . . . . . . . . . .  52
     Section 12.8  Securities Senior to Old Convertible Debentures . . . . .  52

                                   ARTICLE 13

                            CONVERSION OF SECURITIES

     Section 13.1  Conversion Privilege; Mandatory Conversion Upon
                    Consummation of Merger . . . . . . . . . . . . . . . . .  52
     Section 13.2  Exercise of Conversion Privilege. . . . . . . . . . . . .  53
     Section 13.3  Fractional Interests. . . . . . . . . . . . . . . . . . .  56
     Section 13.4  Conversion Price. . . . . . . . . . . . . . . . . . . . .  56
     Section 13.5  Adjustment of Conversion Price. . . . . . . . . . . . . .  56
     Section 13.6  Continuation of Conversion Privilege
                    in Case of Reclassification, Change,

                                                                            Page
                                                                            ----
                    Merger, Consolidation or Sale of Assets. . . . . . . . .  60
     Section 13.7  Notice of Certain Events. . . . . . . . . . . . . . . . .  62
     Section 13.8  Taxes on Conversion . . . . . . . . . . . . . . . . . . .  63
     Section 13.9  Issuer to Provide Stock . . . . . . . . . . . . . . . . .  63
     Section 13.10 Disclaimer of Responsibility
                    for Certain Matters. . . . . . . . . . . . . . . . . . .  64
     Section 13.11 Return of Funds Deposited for
                    Redemption of Converted Securities . . . . . . . . . . .  64

                                   ARTICLE 14

                           RIGHT TO REQUIRE REDEMPTION

     Section 14.1  Right to Require Redemption . . . . . . . . . . . . . . .  64
     Section 14.2  Notices; Method of Exercising
                    Redemption Right, etc. . . . . . . . . . . . . . . . . .  65



EXHIBIT A  . . . . . . . . . . . . . . . . . . . . . . .    A-1


          INDENTURE, dated as of ___________, 1996 between Alliance Gaming Corporation, a Nevada corporation, and The Bank of New York, as Trustee (the "Trustee").

          Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's 7 1/2% Convertible Senior Subordinated Debentures due 2003 (the "Securities"):

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires), for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act are referred to in the Trust Indenture of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the Trust Indenture Act of 1939 and in the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" or "GAAP" shall mean such accounting principles which are generally accepted at the date or time of any computation or at the date hereof. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article I include the plural as well as the singular.

          "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGENT" means any Paying Agent or Registrar.

          "BOARD OF DIRECTORS" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

          "BUSINESS DAY" means a Trading Day which in the city (or in any of the cities, if more than one) where amounts are payable in respect of the Securities, as specified on the face of the form of Security, is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law or regulation to close.

          "CAPITAL LEASE OBLIGATION" of any Person means the portion of any obligation of such Person and its subsidiaries on a consolidated basis, under any capital lease of real or personal property which, in accordance with generally accepted accounting principles, has been recorded as a capitalized lease obligation.

          "CAPITAL STOCK" of any Person means any and all shares, interests, participations, or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date hereof.

          "CHANGE OF CONTROL" means at such time as (i) any person or group (as the term "person" or "group" is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than an Exempt Person has become the beneficial owner of 50% or more of the Issuer's Capital Stock having the power to vote in the election of directors under ordinary circumstances ("Voting Stock"), (ii) there shall be consummated any consolidation or merger of the Issuer that is not approved by at least a majority of the Continuing Directors (A) in which the Issuer is not the continuing or surviving corporation or (B) pursuant to which any Voting Stock of the Issuer would be converted into cash, securities or other property, in each case other than a consolidation or merger in which the holders of such Voting Stock immediately prior thereto have at least a majority of the Voting Stock, directly or indirectly, of the resulting or surviving corporation immediately after the consolidation or merger or (iii) any Person acquires all or substantially all of the assets of the Issuer; PROVIDED, HOWEVER, that a Change in Control shall not be deemed to have occurred if either (x) the closing price per share of the Issuer's Common Stock for any five Trading Days within the period of ten consecutive Trading Days ending immediately before the Change in Control shall equal or exceed 105% of the Conversion Price (as defined in Section 13.5 hereof) in effect on such Trading Day, or (y) with respect to a Change in Control described in clause (ii) or clause (iii) above, at least 90% of the consideration to be paid for the Voting Stock of the Issuer in the transaction or transactions constituting the Change in Control consists of common stock traded on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation/National Market System and, as a result of the transaction or transactions referred to in clause

(ii) or clause (iii) above, the Securities become convertible principally into such common stock.

          "COMMON STOCK" means the Common Stock, par value $.10 per share, of the Issuer as the same exists at the date of execution and delivery of this Indenture or as such stock may be reconstituted from time to time. For purposes of calculating the number of shares of Common Stock at any time outstanding, shares of Common Stock held in the treasury of the Issuer shall not be considered outstanding.

          "CONTINUING DIRECTOR" means a director of the Issuer who was either
(i) a member of the board of directors of the Issuer on the date hereof or (ii) subsequently became a director of the Issuer and whose election or nomination for election is approved or recommended by a vote of a majority of the board of directors of the Issuer, which majority includes a majority of the then existing Continuing Directors then on the board of directors of the Issuer.

          "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, Floor 21 West, New York,
New York 10286, Attention: Corporate Trust Trustee Administration.

          "EVENT OF DEFAULT" means any event or condition specified as such in
Section 4.1 hereof which shall have continued for the period of time, if any, therein designated.

          "EXEMPT PERSON" means (i) the Issuer, any subsidiary of the Issuer or any employee benefit plan or stock ownership plan of either the Issuer or any subsidiary of the Issuer or (ii) any of Kirkland, KIC, GSA or Mr. Wilms, or any of their respective Affiliates, or any successor to any of Kirkland, KIC or GSA or any of their respective Affiliates by merger, sale or transfer of assets or similar transaction or any successor to Mr. Wilms by a transfer from Mr. Wilms to any estate planning vehicle controlled by Mr. Wilms or established for the benefit of Mr. Wilms' family or his estate.

          "GSA" means Gaming System Advisors, L.P., a Delaware limited partnership, and its successors and assigns.

          "GUARANTEE" by any Person, means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase of payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof
(in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
The term "Guarantee" used as a verb has a corresponding meaning.

          "HOLDER," "HOLDER OF SECURITIES," "SECURITYHOLDER" or other similar terms means the registered holder of any Security.

          "INDEBTEDNESS" of any Person means (i) all indebtedness of such Person, including the principal of and premium, if any, and interest on such indebtedness, whether outstanding currently or hereafter created, for borrowed money, for indebtedness incurred in connection with acquisitions, and for money owed or reimbursement obligations under letters of credit or under any lease of any real or personal property, which obligations are capitalized on such Person's books, (ii) all currency or interest rate hedging obligations of such Person and (iii) all interest on any of the foregoing that would accrue but for the filing of a bankruptcy or similar proceeding at the rate specified in the instrument governing such Indebtedness, whether or not such interest is an allowable claim in such proceeding. Such term shall also include Guarantees of any of the foregoing and any renewals, extensions, refinancings, refundings, deferrals, restructurings, amendments and modifications thereof, or any securities, notes or other evidences of indebtedness issued in exchange for such indebtedness.

          "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

          "ISSUER" means Alliance Gaming Corporation, a Nevada corporation, and subject to Article 8 hereof, its successors and assigns.

          "KIC" means Kirkland Investment Corporation, a Delaware corporation, and its successors and assigns.

          "KIRKLAND" means Kirkland-Ft. Worth Investment Partners, L.P., a Delaware limited partnership, and its successors and assigns.

          "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Indenture, the Issuer shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "MERGER" means the merger of a wholly-owned subsidiary of the Issuer with and into Bally Gaming International, Inc., pursuant to that certain Agreement and Plan of Merger, dated as of October 1995, as amended on January __, 1996, and as the same may be hereinafter amended from time to time.

          "NASDAQ/NMS" means the National Association of Securities Dealers Automated Quotation/National Market System.

          "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors or Vice Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the Chief Financial Officer or the Secretary or any Assistant Secretary of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 10.5 hereof, if and to the extent required thereby. Any of the foregoing persons may be referred to herein as "Officers."

          "OLD CONVERTIBLE DEBENTURES" means the 7-1/2% Convertible Subordinated Debentures due 2003 issued pursuant to the Indenture dated as of September 14, 1993 between the Issuer (then named United Gaming, Inc.) and NationsBank of Texas, N.A., as Trustee.

          "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel reasonably satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.5 hereof, if and to the extent required hereby.

          "ORIGINAL ISSUE DATE" of any Security (or portion thereof) means the earlier of (a) the date of such Security and (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly), on registration of transfer, exchange or substitution.

          "OUTSTANDING" when used with reference to Securities, shall, subject to the provisions of Section 6.4 hereof, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities, or portions thereof, for the payment or redemption of which moneys or direct obligations of the United States of America backed by its full faith and credit in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own Paying Agent); PROVIDED that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; (iii) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section
2.6 hereof (unless proof satisfactory to the Trustee is presented that any such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer); (iv) Securities converted into Common Stock or Special Stock pursuant hereto; and (v) Securities not deemed outstanding pursuant to Section 11.2 hereof. Except as set forth in Section
2.9 hereof, a Security does not cease to be Outstanding because the Issuer or an Affiliate holds the Security.

          "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "PRINCIPAL" wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

          "REDEMPTION EVENT" shall be deemed to have occurred at such time as
(i) there is a Change of Control of the Issuer or (ii) the Issuer's Common Stock (or other Common Stock into which the Securities are then convertible) is not listed for trading on a United States national securities exchange or admitted for trading in the NASDAQ/NMS or the National Association of Securities Dealers Automated Quotation listing of Small Capitalization Stocks.

          "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer of the Trustee to administer its corporate trust matters.

          "SECURITY" or "SECURITIES" means any Convertible Subordinated Debenture referred to in the second paragraph of this Indenture, authenticated and delivered under this Indenture.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SENIOR INDEBTEDNESS" means (i) all Indebtedness of the Issuer unless, by the terms of the instrument creating or evidencing such Indebtedness, it is provided that such Indebtedness is not superior in right of payment to the Securities or to other Indebtedness which is pari passu with, or subordinated to, the Securities, and (ii) any modifications, refunding, deferrals, renewals or extensions of any such Indebtedness or securities, notes or other evidences of Indebtedness issued in exchange for such Indebtedness; PROVIDED, HOWEVER, that Senior Indebtedness shall not include the Old

Convertible Debentures or any other Indebtedness which is PARI PASSU with, or subordinated to, the Old Convertible Debentures.

          "SPECIAL STOCK" means the Non-Voting Junior Convertible Pay-in-Kind Special Stock, Series E, par value $.10 per share, of the Issuer as the same exists at the date of execution and delivery of this Indenture or as such stock may be reconstituted from time to time.

          "SUBSIDIARY" means any corporation a majority of the voting stock of which is owned, directly or indirectly, by the Issuer.

          "TRADING DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

          "TRUSTEE" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article 5 hereof, shall also include any successor trustee.

          "TIA" OR "TRUST INDENTURE ACT OF 1939" means the Trust Indenture Act of 1939, as amended.

          "MR. WILMS" means Alfred H. Wilms, the holder of approximately 46.9% of the Common Stock of the Issuer as of the date of this Indenture.

                                    ARTICLE 2

                                 THE SECURITIES

          Section 2.1 FORM AND DATING. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A to this Indenture. The Securities shall be in a principal amount at maturity of no greater than $85,000,000. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities shall be in denominations of $1,000 and integral multiples thereof.

          The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Section 2.2 EXECUTION AND AUTHENTICATION. Two Officers shall sign the Securities for the Issuer by manual or facsimile signature. The Issuer's seal shall be reproduced on the Securities and may be in facsimile form.

          If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

          A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate Securities for original issue up to the aggregate Principal amount stated in paragraph 4 of the Securities, upon a written order of the Issuer signed by an Officer to a Responsible Officer of the Trustee. The aggregate Principal amount of Securities Outstanding at any time may not exceed such amount except as provided in Section 2.7 hereof.

          The Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Issuer or an Affiliate of the Issuer.

          Section 2.3 REGISTRAR AND PAYING AGENT. The Issuer shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency where Securities may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuer may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuer fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Issuer or any of its subsidiaries may act as Paying Agent or Registrar.

          The Issuer initially appoints the Trustee to act as Paying Agent and Registrar.

          Section 2.4 PAYING AGENT TO HOLD MONEY IN TRUST. The Issuer shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust of the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of Principal or interest on the Securities, and will notify the Trustee of any default by the Issuer in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuer or a Subsidiary) shall have no further liability for the money. If the Issuer or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

          Section 2.5 HOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with the Trust Indenture Act of 1939 Section 312(a). If the Trustee is not the Registrar, the Issuer shall furnish to the Trustee at least seven Business Days before each Interest Payment Date (as defined in Paragraph 1 of the form of Security attached as Exhibit A hereto), and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may require of the names and addresses of Holders, and the Issuer shall otherwise comply with the Trust Indenture Act of 1939 Section 312(a).

          Section 2.6  TRANSFER AND EXCHANGE.

          (a)  When Securities are presented to the Registrar with the request
(x) to register the transfer of the Securities or (y) to exchange such Securities for an equal Principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; PROVIDED, HOWEVER, that the Securities presented or surrendered for register of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing.

          (b) To permit registrations of transfers, exchanges and partial conversions, the Issuer shall execute and the Trustee shall authenticate Securities at the Registrar's request.

          (c) No service charge shall be made to a Holder for any registration, transfer, exchange or conversion, but the Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section 11.1 hereof).

          (d) The Registrar shall not be required to register the transfer or exchange of any Security selected for redemption in whole or in part after such selection as provided for herein, except the unredeemed portion of any Security being redeemed in part.

          (e) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          (f)  The Issuer shall not be required:

               (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section
          11.2 hereof and ending at the close of business on the day of mailing of the notice of such selection, or

               (ii) to register the transfer of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (g) Prior to due presentment for registration of transfer of any Security, the Trustee, any Agent and the Issuer may deem and treat the person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of Principal of and interest on such Security, whether or not such payment is overdue, and neither the Trustee, any Agent nor the Issuer shall be affected by notice to the contrary.

          Section 2.7 REPLACEMENT SECURITIES. If any mutilated Security is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Issuer shall issue and the Trustee, upon the written order of the Issuer signed by an Officer, shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Issuer, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuer to protect the Issuer, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Issuer and the Trustee may charge for their expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Issuer and shall be entitled to all benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

          Section 2.8  Reserved.

          Section 2.9 TREASURY SECURITIES. In determining whether the Holders of the required Principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuer, or by an Affiliate of the Issuer shall be considered as though not Outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trustee actually knows are so owned shall be so disregarded.

          Section 2.10 TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Issuer may prepare and the Trustee shall authenticate temporary securities upon a written order of the Issuer signed by an Officer and delivered or caused to be delivered to a Responsible Officer. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuer considers appropriate for temporary Securities. Without unreasonable delay, the Issuer shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

          Holders of temporary Securities shall be entitled to all benefits of this Indenture.

          Section 2.11 CANCELLATION. The Issuer at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall return such cancelled Securities to the Issuer. The Issuer may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

          Section 2.12 DEFAULTED INTEREST. If the Issuer defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are holders on a subsequent special record date, in each case at the rate provided in the Securities and in Section 4.3 hereof. The Issuer shall, with the consent of the Trustee, fix each such special record date and payment date. At least 15 days before the record date, the Issuer (or the Trustee, in the name of and at the expense of the Issuer) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

          Section 2.13. CUSIP NUMBERS. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the CUSIP numbers.

                                    ARTICLE 3

                     COVENANTS OF THE ISSUER AND THE TRUSTEE

          Section 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the Principal of, and interest on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. All payments in respect of the Securities shall be made by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Issuer.

          Section 3.2 OFFICES FOR PAYMENTS, ETC. So long as any of the Securities remain Outstanding, the Issuer will maintain in New York City, New York, the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange and conversion as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates The Bank of New York, 101 Barclay Street, New York, New York 10286 as the office or agency for each such purpose. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof presentations and demands may be made and notices may be served at such address.

          Section 3.3 APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.10 hereof, a Trustee, so that there shall at all times be a Trustee hereunder; it being understood that the occurrence of any of the events affecting the Trustee under Section 5.10(b) hereunder shall not be a default hereunder.

          Section 3.4 PAYING AGENTS. Whenever the Issuer shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 3.4, (a) that it will hold all sums received by it as such agent for the payment of the Principal of or interest on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee, (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the Principal of or interest on the Securities when the same shall be due and payable, and (c) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause
(b) above.

          The Issuer will, prior to each due date of the Principal of or interest on the Securities, deposit with the Paying Agent a sum sufficient to pay such Principal or interest, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

          If the Issuer shall act as its own Paying Agent, it will, on or before each due date of the Principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such Principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

          Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained. Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 9.3 and 9.4 hereof.

          Section 3.5 CERTIFICATE TO TRUSTEE. The Issuer will furnish to the Trustee on or before September 1 in each year (beginning with 1996) a brief certificate (which need not comply with Section 10.5 hereof) from the principal executive, financial or accounting officer of the Issuer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture) and as to any default in such performance.

          Section 3.6 SECURITYHOLDERS' LISTS. If and so long as the Trustee shall not be the Registrar, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may require of the names and addresses of the holders of the Securities pursuant to Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each record date for the payment of semi-annual interest on the Securities, as hereinabove specified, as of such record date, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

          Section 3.7 REPORTS BY THE ISSUER. The Issuer covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the Securities and Exchange Commission ("SEC"), copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The Issuer shall also comply with the other provisions of Section 314(a) of the Trustee Indenture Act of 1939.

          Section 3.8 REPORTS BY THE TRUSTEE. Any Trustee's report required under Section 313(a) of the Trustee Indenture Act of 1939 shall be transmitted by mail to each Securityholder and certain other holders in accordance with
Section 313(c) of the Trust Indenture Act of 1939 within 60 days after
March 15 of each year
beginning March 15, 1994. The Trustee shall also comply with Section 313(b) of the Trust Indenture Act of 1939. A copy of each report at the time of its mailing to Securityholders shall be mailed to the Issuer and filed with the SEC and each stock exchange, if any, on which the Securities are listed.

          Section 3.9 TRANSACTIONS WITH AFFILIATES. The Issuer will not, and will not permit any of its Subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (a) such Affiliate Transaction is on terms that are no less favorable to the Issuer or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Issuer or such Subsidiary with an unrelated person and (b) the Issuer delivers to the Trustee with respect to any Affiliate Transaction involving aggregate payments in excess of $500,000, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (a) above and such Affiliate Transaction is approved by a majority of the independent members of the Board of Directors; PROVIDED, HOWEVER, that none of the following shall be deemed Affiliate Transactions: (i) any employment agreement entered into by the Issuer or any of its subsidiaries in the ordinary course of business, (ii) the continuation, extension or renewal of any transaction entered into between the Issuer or any of its subsidiaries and any Affiliate on or prior to October 31, 1993, (iii) transactions among the Issuer and any of Kirkland, KIC, GSA, Mr. Wilms, or their respective Affiliates pursuant to or contemplated by agreements existing on October 31, 1993 as in effect on such date, (iv) any agreement between the Issuer, KIC, Kirkland, GSA or their respective Affiliates providing for the payment by the Issuer of management or related fees in connection with providing services to the Issuer in an aggregate amount not exceeding $1.4 million per annum, plus reimbursement of reasonable related expenses, (v) any agreement between the Issuer and Mr. Wilms or any of his Affiliates providing for the payment by the Issuer of consulting fees or similar fees in an aggregate amount not to exceed $500,000 per annum, (vi) any agreement with Mr. Wilms pursuant to which the Issuer loaned funds to Mr. Wilms to be used to exercise stock purchase warrants if such exercise occurred so that Mr. Wilms could comply with his commitment to the Issuer to obtain sufficient shares to approve (A) the investment by Kirkland and certain other parties concurrently with the original issuance of the Old Convertible Debentures of $5,000,000 in the Issuer's Capital Stock and various related transactions and (B) the increase in the authorized number of shares of the Issuer's Common Stock to 100,000,000 or (vii) transactions between or among the Issuer and/or its Subsidiaries or among the Subsidiaries.

                                    ARTICLE 4

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

          Section 4.1 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (a) failure to pay Principal with respect to any Securities when due, whether or not such payment is prohibited by the subordination provisions of this Indenture;

          (b) failure to pay any interest on any Securities when due, continued for 30 days, whether or not such payment is prohibited by the subordination provisions of this Indenture;

          (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities or in this Indenture and continuance of such failure for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of at least 25% in aggregate Principal amount of the Securities at the time Outstanding;

          (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

          (e) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors;

          (f) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Issuer or any of its Subsidiaries, and as a result of such default the maturity of such Indebtedness has been accelerated prior to its express maturity and the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been accelerated, aggregates $5 million or more, PROVIDED that if such default under such indenture or instrument shall be remedied or cured by the Issuer or waived by the holders of such Indebtedness within 90 days of the date of acceleration of such Indebtedness, then the Event of Default under this Indenture by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the holders; or

          (g) a final judgment or judgments or order or orders for the payment of money which aggregates $5 million or more is entered against the Issuer or one or more of its subsidiaries, which judgment or judgments or order or orders shall not have been discharged or stayed pending appeal within 75 days after the entry thereof or discharged within 75 days after the expiration of any such stay;

then, and in each such case (other than in the case of an Event of Default specified in Sections 4.1(d) or (e) hereof), unless the Principal of all of the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate Principal amount of the Securities then Outstanding hereunder, by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire Principal of all the Securities and the interest accrued thereon, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified in Section 4.1(d) or (e) hereof occurs, the entire Principal of all of the Securities and the interest accrued thereon shall automatically become due and payable without any declaration or other act on the part of the Trustee or any Securityholder. This provision, however, is subject to the condition that if, at any time after the Principal of the Securities shall have become due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities and the Principal of any and all Securities which shall have become due otherwise than by acceleration (with interest upon such Principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other reasonable agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Indenture, other than the non-payment of the Principal of Securities which have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the holders of a majority in aggregate Principal amount of the Securities then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults and rescind and annul an acceleration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          Section 4.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. The Issuer covenants that (a) in case default shall occur in the payment of any installment of interest on any of the Securities when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall occur in the payment of all or any part of the Principal of any of the Securities when the same shall have become due and payable, whether upon maturity or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the holders of the Securities the whole amount that then shall have become due and payable on all such Securities for Principal or interest, as the case may be (with interest to the date of such payment upon the overdue Principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

          Until such demand is made by the Trustee, the Issuer may pay the Principal of and interest on the Securities to the Holders, whether or not the Securities are overdue.

          In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the Principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of Principal and interest owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor;

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf, and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities.

          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

          Section 4.3 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article 4 shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of Principal or interest, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced Principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

     FIRST: To the payment of costs and expenses, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith;

     SECOND: In case the Principal of the Securities shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest, to the extent permitted by applicable law, at the same rate as the rate of interest specified in the Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

     THIRD In case the Principal of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for Principal and interest (unless already applied pursuant to section "SECOND" above), with interest upon the overdue Principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, to the extent permitted by applicable law, at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such Principal and interest (unless already applied pursuant to section "SECOND" above), without preference or priority of Principal over interest, or of interest over Principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such Principal payments accrued and unpaid interest; and

     FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

          Section 4.4 SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          Section 4.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

          Section 4.6 LIMITATION ON SUITS BY SECURITYHOLDERS. No holder of any Security shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate Principal amount of the Securities then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 hereof; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 4.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of Principal of and interest on the Securities as set forth herein, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

          Section 4.8 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6 hereof, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

          Section 4.9 CONTROL BY SECURITYHOLDERS. The holders of a majority in aggregate Principal amount of the Securities at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture, provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 5.1 hereof) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 5.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such holders.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Securityholders.

          Section 4.10 WAIVER OF PAST DEFAULTS. Prior to the declaration of acceleration of the maturity of the Securities as provided in Section 4.1 hereof, the holders of a majority in aggregate Principal amount of the Securities at the time Outstanding may on behalf of the holders of all the Securities waive any past default or Event of Default hereunder and its consequences, except a default (a) in the payment of Principal of or interest on any of the Securities or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          Section 4.11 UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 4.11 does not apply to any suit instituted by the Issuer, to any suit instituted by the Trustee, to any suit instituted by any Holder pursuant to Section 4.7, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities.

                                    ARTICLE 5

                             CONCERNING THE TRUSTEE

          Section 5.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. The Trustee shall give the Securityholders notice of all defaults or Events of Default known to the Trustee within 90 days of the occurrence thereof. Except in the case of a default or an Event of Default in payment of any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Securityholders.

          No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

               (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the
                    Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in Principal amount of the Securities at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

          The Trustee shall have no responsibility for making any calculations hereunder, including without limitation the amount of any additional interest owing on the Securities hereunder. The Issuer shall deliver to the Trustee an Officers' Certificate specifying the amount of any additional interest due hereunder on or before the 15th day prior to the date such amount is required to be paid.

          This Section 5.1 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

          Section 5.2 CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.1 hereof:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the

     Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate Principal amount of the Securities then Outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnify against such expenses or liabilities as a condition to proceeding; the expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder whether directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

          Section 5.3 TRUSTEE NOT RESPONSIBLE FOR RECITAL, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

          Section 5.4 TRUSTEE AND AGENTS MAY HOLD SECURITIES COLLECTIONS, ETC. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

          Section 5.5  MONEYS HELD BY TRUSTEE.  Subject to the provisions of
Section 9.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee in the absence of negligence of such persons, shall be under any liability for interest on any moneys received by it hereunder.

          Section 5.6 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Issuer and the Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent any such expense, disbursement or advance may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises, except to the extent any such loss, liability or expense is due to its own negligence or bad faith. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of some but not all of the Securities, and the Securities are hereby subordinated to such senior claim.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1(d) or Section 4.1(e) the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          Section 5.7 RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Section 5.1 and 5.2 hereof, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          Section 5.8 DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act of 1939, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of the Trust Indenture Act of 1939 and this Indenture. Nothing herein shall prohibit the Trustee from filing the application provided for by the penultimate paragraph of Section 310(b) of the Trust Indenture Act of 1939.

          Section 5.9 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          Section 5.10  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR
TRUSTEE.

               (a) The Trustee may at any time resign by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to holders of Securities

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

     at their last addresses as they shall appear on the Security register.
     Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

               (b)  In case at any time any of the following shall occur:

                    (i)  the Trustee shall fail to comply with the provisions of
          Section 5.8 hereof after written request therefor by the Issuer or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                    (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.9 hereof and this Section 5.10 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

                    (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

                    (iv) the Trustee shall be found unsuitable by the Nevada Gaming Commission or the Nevada Gaming Control Board,

     then, in any such case, the Issuer may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy of the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate Principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 6.1 hereof of the action in that regard taken by the Securityholders.

          (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.11 hereof.

          Section 5.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in this Section 5.11 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.4 hereof, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section
5.6 hereof.

          Upon acceptance of appointment by a successor trustee as provided in this Section 5.11 hereof, the Issuer shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.10 hereof. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

          Section 5.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.10 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          Section 5.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER. If and when the Trustee shall be, or shall become a creditor, directly or indirectly, secured or unsecured of the Issuer (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act of 1939.

                                    ARTICLE 6

                         CONCERNING THE SECURITYHOLDERS

          Section 6.1 EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.1 and 5.2 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article 6.

          Section 6.2 PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES; RECORD DATE. Subject to Section 5.1 and 5.2 hereof, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the Registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in Section 6.1 hereof, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than 15 days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to draw such vote or consent.

          Section 6.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the Principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          Section 6.4 SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the holders of the requisite aggregate Principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities or any Affiliate of the Issuer or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith and in respect of which the pledgee

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

possesses voting rights may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advise of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.1 and 5.2 hereof, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

          Section 6.5 RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1 hereof, of the taking of any action by the holders of the percentage in aggregate Principal amount of the Securities specified in this Indenture, in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such actions taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor or upon registration or transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate Principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the holders of all the Securities.

          Section 6.6 COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS. Securityholders may communicate pursuant to Section 312(b) of the Trust Indenture Act of 1939 with respect to their rights under this Indenture or the Securities. The Issuer, the Trustee, the Registrar and any other person shall have the protection of Section 312(c) of the Trust Indenture Act of 1939.

          Section 6.7 MANDATORY DISPOSITION PURSUANT TO GAMING LAWS. Securityholders (including Securityholders who convert their Securities into Common Stock or Special Stock) shall, if required by the Nevada Gaming Commission to be found suitable under the Nevada Gaming Control Act and the regulations promulgated thereunder, apply for a finding of suitability within 30 days after the request of the Nevada Gaming Commission for such a finding. Securityholders required to be found suitable shall pay all costs of the investigation for such finding. If a Securityholder is not found suitable by the Nevada Gaming Commission, (i) the Securityholder shall, upon request of the Company, dispose of its Securities (or Common Stock or Special Stock underlying such Secruities) within 30 days or within that time proscribed by the Nevada Gaming Commission, whichever is earlier, or (ii) the Company may, at its option, redeem the Securities in cash at the lesser of
(a) the principal amount thereof or (b) the price at which the Securities were acquired by the Securityholder, together with, in either case, accrued interest to the date of the finding of unsuitability and repurchase the Securityholder's underlying Common Stock and Special Stock at the lesser of (x) the market price thereof on the date of the finding of unsuitability or (y) the price at which such Common Stock or Special Stock was acquired by such Securityholder.

                                    ARTICLE 7

                             SUPPLEMENTAL INDENTURES

          Section 7.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
SECURITYHOLDERS. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to
     Article 8 hereof;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the holders of a majority in aggregate Principal amount of the Securities to waive such an Event of Default;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture;

          (e) to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Securities;

          (f)  to make any changes required by amendments to the TIA;

          (g) to unilaterally reduce the Conversion Price (as defined in Section 13.5 hereof) or the Special Conversion Price (as defined in Section
     13.5 hereof); and

          (h) subject to Section 5.10(c) of this Indenture, appoint a successor Trustee.

          The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 7.2 hereof.

          Section 7.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article 6 hereof) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental Indenture or modifying in any manner the rights of the holders of the Securities; PROVIDED, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the Principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or alter the redemption provisions thereof, or impair or affect the right of any Securityholder to institute suit for the payment or conversion thereof, or amend Section 4.10 hereof, or adversely affect the right to convert the Securities into Common Stock or Special Stock or the right to require the Issuer to redeem the Securities upon a Redemption Event (as defined in Section 14.3 hereof) in accordance herewith without the consent of the holder of each Security so affected, PROVIDED, no consent of any Holder of any Security shall be necessary under this Section 7.2 to permit the Trustee and the Issuer to execute supplemental indentures pursuant to Section 7.1 hereof and Section
13.6 hereof of this Indenture or (b) reduce the aforesaid percentage in aggregate principal amount of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities then Outstanding. Notwithstanding any other provision thereof, no such supplemental indenture shall modify any provision of this Indenture so as to affect adversely the rights under Article 12 hereof of any holder of Senior Indebtedness at the time outstanding without the consent of such holder.

          Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders and other documents, if any, required by Section 6.1 hereof, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first-class mail to the holders of Securities at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture.
Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 7.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Section 7.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 5.1 and 5.2 hereof, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

          Section 7.5 NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities then Outstanding.

                                    ARTICLE 8

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

          Section 8.1 COVENANT NOT TO MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY EXCEPT UNDER CERTAIN CONDITIONS. The Issuer covenants that it will not merge or consolidate with any corporation, partnership or other entity and will not sell, lease or convey all or substantially all its assets to any entity, unless the Issuer shall be the surviving entity, or the successor entity that acquires all or substantially all of the assets of the Issuer shall be a corporation, partnership or limited liability company or trust organized under the laws of the United States or a State therein or the District of Columbia and shall expressly assume by supplemental indenture all obligations of the Issuer under this Indenture and the Securities, and immediately after giving effect to such merger, consolidation, sale, lease or conveyance, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

          Section 8.2 SUCCESSOR ENTITY SUBSTITUTED. In case of any such consolidation, merger, sale, lease or conveyance, and following such an assumption by the successor entity, such successor entity shall succeed to and be substituted for the Issuer, with the same effect as if it had bene named herein.

          Such successor entity may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor entity, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          In the event any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor entity which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

          Section 8.3 OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Sections 5.1 and 5.2 hereof, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

          Section 8.4 SUBSIDIARY AS SUCCESSOR. In the event that a subsidiary of the Issuer is or becomes the holder of all or substantially all of the assets of the Issuer, then such subsidiary shall expressly assume by supplemental indenture all obligations of the Issuer under this Indenture and the Securities. Notwithstanding the assumption of the Issuer's obligations by a subsidiary of the Issuer, the Issuer will remain fully obligated under this Indenture and the Securities.

                                    ARTICLE 9

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

          Section 9.1  SATISFACTION AND DISCHARGE OF INDENTURE.  If at any time
(a) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.7 hereof) and Securities for whose payment money has theretofore been deposited in trust with the Trustee or a paying agent and repaid pursuant to Section 9.4 hereof or (b)(i) all such Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any Paying Agent to the Issuer in accordance with Section 9.4 hereof) or direct obligations of the United States of America backed by its full faith and credit, maturing as to Principal and interest in such amounts and at such times as in the written opinion of a firm of nationally recognized independent public accountants delivered to the Trustee will insure the availability of cash sufficient to pay at maturity or upon redemption all such Securities not theretofore delivered to the Trustee for cancellation, including Principal and interest due or to become due to such date of maturity or redemption as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, conversion and exchange, and the Issuer's right to optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of Principal thereof and interest thereon upon the original stated due dates therefor (but not upon acceleration), (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture, provided that the rights of holders of the Securities to receive amounts in respect of Principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed.

          The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

          Section 9.2 APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 9.4 hereof, all moneys deposited with the Trustee pursuant to Section 9.1 hereof shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the holders of the particular Securities for the payment or redemption for which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for Principal and interest, but such money need not be segregated from other funds except to the extent required by law. Moneys held in trust pursuant to Section
9.1 hereof shall not be subject to the claims of holders of Senior Indebtedness under Article Twelve.

          Section 9.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such Paying

Agent shall be released from all further liability with respect to such moneys.

          Section 9.4 RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR TWO YEARS. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the Principal of, interest on, or payments in respect of redemptions of any Security and not applied but remaining unclaimed for two years after the date upon which such Principal, interest or redemption payment shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such Paying Agent, and the holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS

          Section 10.1 INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER AND OTHERS EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligations, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, director, employee, manager, agent or Affiliate, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

          Section 10.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of Senior Indebtedness and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the holders of Senior Indebtedness and of the holders of the Securities.

          Section 10.3 SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

          Section 10.4 NOTICES AND DEMANDS ON ISSUER, TRUSTEE AND SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail or a national next-day delivery service (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Alliance Gaming Corporation, 4380 Boulder Highway, Las Vegas, Nevada 89121. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if in writing and given or made at the Corporate Trust Office.

          Where this Indenture provides for notice to holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder shall affect the sufficiency of such notice with respect to other holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Section 10.5 OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

          Section 10.6 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If the date of maturity of interest on or Principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or Principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

          Section 10.7 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, which Sections are incorporated herein by reference and made a part hereof (an "incorporated provision"), such incorporated provision shall control.

          Section 10.8 GOVERNING LAW. This Indenture and each Security shall be deemed to be a contract under, and shall be governed by and construed under the laws of the State of New York, except as otherwise required by mandatory provisions of Nevada law, including without limitation, the Nevada Gaming Control Act and the regulations promulgated thereunder.

          Section 10.9 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 10.10 EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

          Section 11.1  RIGHT OF OPTIONAL REDEMPTION; PRICES.

          (a) The Issuer at its option may, at any time, redeem all, or from time to time any part of, the Securities upon payment of the optional redemption prices set forth in the form of Security attached as Exhibit A hereto, together with accrued but unpaid interest to the date fixed for redemption to the extent not theretofore paid, if any; provided, that until September 15, 1996 the Securities cannot be so redeemed at the option of the Issuer unless the last sale price of the Common Stock as reported on the Composite Tape for New York Stock Exchange Listed Stocks (or if not listed or admitted to trading on such Exchange, then on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ/NMS or a similar organization if NASDAQ/NMS is no longer reporting information) has equaled or exceed 250% of the then existing Conversion Price (as defined in Section 13.5 hereof) per share for at least 20 out of any 30 consecutive Trading Days ending within 60 days before the notice of redemption is first mailed.

          (b) Notwithstanding any other provision hereof, if a Holder or beneficial owner of a Security or any underlying Common Stock or Special Stock is required by the Nevada Gaming Commission to be found suitable, the Holder or beneficial owner shall apply for a finding of suitability within 30 days after the Nevada Gaming Commission's request. The applicant for a finding of suitability shall pay all costs of the investigation for such finding of suitability. If a Holder or beneficial owner is required to be found suitable and is not found suitable by the Nevada Gaming Commission, at the Issuer's option (i) the Holder or beneficial owner shall, upon request of the Issuer, dispose of his Securities and underlying Common Stock or Special Stock within 30 days or within that time prescribed by the Nevada Gaming Commission, whichever is earlier, or (ii) the Issuer may, at its option, redeem the Holder's or beneficial owner's Securities at the lesser of (x) the principal amount thereof and (y) the price at which the Securities were acquired by the Holder or beneficial owner, together with, in either case, accrued interest to the date of the finding of unsuitability by the Nevada Gaming Commission.

          Section 11.2 NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS. Notice of redemption to the Holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 20 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Security.

          The notice of redemption to each such Holder shall identify the Securities to be redeemed (including CUSIP numbers) and shall specify the Principal amount of each Security held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued but unpaid to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and shall also specify the Conversion Price (as defined in Section
13.5 hereof) then in effect and the date on which the right to convert such Securities or the portions thereof to be redeemed will expire. In case any Security is to be redeemed in part only the notice of redemption shall state the portion of the Principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in Principal amount equal to the unredeemed portion thereof will be issued.

          The notice of redemption of Securities to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

          At least one Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more Paying Agents (or, if the Issuer is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 3.4 hereof) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption (other than those theretofore surrendered for conversion into Common Stock or Special Stock), at the appropriate redemption price, together with accrued but unpaid interest to the date fixed for redemption. If any Security called for redemption is converted pursuant hereto, any money deposited with the Trustee or any Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Issuer upon the Issuer's request, or, if then held by the Issuer, shall be discharged from such trust. The Issuer will deliver to the Trustee no less than 10 Business Days prior to the mailing of notices of redemption as required by this Section 11.2 an Officers' Certificate stating the aggregate Principal amount of Securities to be redeemed, as well as all other information required to be in such notices.

          If less than all the Securities are to be redeemed, the Trustee shall select, by lot, pro rata or in such manner as the Trustee shall deem fair and equitable, Securities to be redeemed in whole or in part. Securities may be redeemed in part in integral multiples of $1,000 only. The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the Principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the Principal amount of such Security which has been or is to be redeemed. If any Security selected for partial redemption is surrendered for conversion after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Upon any redemption of less than all the Securities, the Issuer and the Trustee may treat as Outstanding Securities surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption, and need not treat as Outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

          Section 11.3 PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued but unpaid to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued but unpaid to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.5 and 9.4 hereof, such Securities shall cease from and after the date fixed for redemption to be convertible into Common Stock or Special Stock and to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; PROVIDED that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.4 hereof.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security and such Security shall remain convertible into Common Stock or Special Stock until the Principal of such Security shall have been paid or duly provided for.

          Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Issuer, a new Security or Securities, of authorized denominations, in Principal amount equal to the unredeemed portion of the Security so presented.

          Section 11.4 EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as an Affiliate of the Issuer.

                                   ARTICLE 12

                           SUBORDINATION OF SECURITIES

          Section 12.1 AGREEMENT TO SUBORDINATE. The Issuer covenants and agrees, and each holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 12; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the Principal of, interest on and payments in respect of redemption at the option of Holders of all Securities issued hereunder shall, to the extent and in the manner herein set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          Section 12.2 PAYMENTS TO SECURITYHOLDERS. No payment on account of Principal of, interest on and redemptions at the option of Holders of the Securities shall be made if at the time of such payment or immediately after giving effect thereto there shall have occurred and be continuing a default in any payment with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof or a default in any payment due thereon at maturity or any judicial proceeding shall be pending with respect to any such default and such event of default shall not have been cured or waived or shall not have ceased to exist. In addition, upon the occurrence of any other default with respect to any Senior Indebtedness permitting any holder of or agent for a syndicate of lenders which syndicate in the aggregate holds in excess of $5 million of Senior Indebtedness to accelerate the maturity thereof, and upon receipt by the Issuer and the Trustee of written notice of such occurrence (a "Blockage Notice") by any of the foregoing Persons, no payment on account of Principal of, interest on and redemptions at the option of Holders of the Securities in cash, property or securities shall be made by the Issuer to the Trustee or any holder of the Securities during a period (the "Payment Blockage Period") commencing on the date of receipt of a Blockage Notice by the Issuer and ending 179 days thereafter (unless such Payment Blockage Period shall be earlier terminated by written notice to the Trustee), or such earlier date, if any, on which the Senior Indebtedness to which such event of default relates is paid in full or such event of default is waived in writing by the holders or owners of such Senior Indebtedness or otherwise cured. Not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days.

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

          Upon (i) any acceleration of the Principal amount due on the Securities or (ii) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, assignment for the benefit of creditors, marshalling of assets and liabilities or total or partial liquidation or arrangement or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or payment thereof provided for in accordance with its terms, before any payment is made on account of the Principal of, interest on or redemptions at the option of the Holders of the Securities, and upon any such dissolution, winding-up, assignment for the benefit of creditors, marshalling of assets and liabilities or liquidation, arrangement or reorganization, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the holders of the Securities or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash (including, without limitation, except to the extent, if any, prohibited by mandatory provisions of law, post-petition interest, in any such proceedings), after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture.

          In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee under this Indenture or by any Holder of the Securities before all Senior Indebtedness is paid in full or provision is made for such payment in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

          For purposes of this Article 12, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of arrangement, reorganization or readjustment, the payment of which is subordinated (to a greater extent than provided in this Article with respect to the Securities) to the payment of all Senior Indebtedness which may at the time be outstanding; provided, that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such arrangement, reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such arrangement, reorganization or readjustment. The consolidation of the Issuer with, or the merger of the Issuer into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of all or substantially all of its assets, to another corporation upon the terms and conditions provided in Article 8 hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 8 hereof. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.6 hereof, except as provided therein. This
Section 12.2 shall be subject to the further provisions of Section 12.5 hereof.

          Section 12.3 SUBROGATION OF SECURITIES. Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property, securities of the Issuer applicable to the Senior Indebtedness until the Principal of and interest on and redemption prices payable at the option of the Holders of the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article 12, and no payment pursuant to the provisions of this Article 12 to the holders of Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Issuer, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment by the Issuer to or on account of the Senior Indebtedness, and no payments or distributions of cash, property or securities to or for the benefit of the Securityholders pursuant to the subrogation provision of this
Article 12, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Issuer to or for the account of the Securities. It is understood that the provisions of this Article 12 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          Nothing contained in this Article 12 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Issuer, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Securities the Principal of, interest on and redemption prices payable at the option of the Holders of the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on his behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 12 of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Issuer referred to in this Article 12, the Trustee, subject to the provisions of Sections 5.1 and
5.2 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation, arrangement or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

          Section 12.4 AUTHORIZATION BY SECURITYHOLDERS. Each Holder of a Security by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 12 and appoints the Trustee his, her or its attorney-in-fact for any and all such purposes.

          Section 12.5 NOTICE TO TRUSTEE. The Issuer shall give prompt written notice to the Trustee and to any Paying Agent of any fact known to the Issuer which would prohibit the making of any payment of moneys to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this

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

Article 12. Regardless of anything to the contrary contained in this Article 12 or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness or of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an officer of the Issuer, or by a holder or agent of a holder of Senior Indebtedness who shall have been certified by the Issuer or otherwise established to the reasonable satisfaction of the Trustee to be such holder or agent, or by the trustee under any indenture pursuant to which Senior Indebtedness shall be outstanding, and, prior to the receipt of any such written notice, the Trustee shall, subject to Sections 5.1 and 5.2 hereof, be entitled to assume that no such facts exist; provided that if on a date at least one Business Day prior to the date upon which by the terms hereof any such moneys shall become payable for any purpose (including, without limitation, the payment of the Principal of, or interest on, any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

          Regardless of anything to the contrary herein, nothing shall prevent
(a) any payment by the Issuer or the Trustee to the Securityholders of amounts in connection with a redemption of Securities if (i) notice of such redemption has been given pursuant to Article 11 prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the redemption date, or (b) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to Section
9.1 hereof.

          The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 12, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 12.6 TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS. The Trustee and any agent of the Issuer or the Trustee shall be entitled to all the rights set forth in this Article 12 with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee, or any such agent, of any of its rights as such holder. Nothing in this Article 12 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.6 hereof.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith without gross negligence pay over or distribute to Holders of Securities or to the Issuer or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 12 or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article
12, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

          Section 12.7 NO IMPAIRMENT OF SUBORDINATION. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. No modification, amendment, extension or renewal of any Senior Indebtedness shall impair the rights of the holders of such Senior Indebtedness under the subordination provisions of this Article 12.

          Section 12.8. SECURITIES SENIOR TO OLD CONVERTIBLE DEBENTURES. The Securities shall be superior in right of payment to the Old Convertible Debentures and to any other Indebtedness which is pari passu with, or subordinated to, the Old Convertible Debentures.

                                   ARTICLE 13

                            CONVERSION OF SECURITIES

          Section 13.1 CONVERSION PRIVILEGE; MANDATORY CONVERSION UPON CONSUMMATION OF MERGER.

          (a)  Subject to and upon compliance with the provisions of this
Article 13 and subject to Sections 14.2(b) and (d) hereof, at the option of the Holder thereof, any Security may, at any time until and including, but not after the close of business on the second Business Day prior to September 15, 2003 or in case such Security or some portion thereof shall be called for redemption prior to such date, then, with respect to such

Security or portion thereof as is so called, until and including, but (if no default is made in making due provision for the payment of the redemption price) not after, the close of business on, the fifth Business Day prior to the date fixed for redemption, be converted, in whole, or in part in integral multiples of $1,000 principal amount, into fully paid and non-assessable shares of Common Stock issuable upon conversion of the Securities, at the Conversion Price (as defined in Section 13.5 hereof) in effect at the Date of Conversion (as hereinafter defined).

          (b) In the event that prior to ____________, 1996 the Merger becomes effective under Section 251 of the Delaware General Corporation Law, then at the time and date of such effectiveness (the "Effective Time of the Merger"), each Security then outstanding shall be automatically, and without any further action on the part of the Issuer, the Trustee or any Securityholder, converted into (i) fully paid and non-assessable shares of Common Stock, at the Special Conversion Price (as defined in Section 13.5 hereof) in effect at the Effective Time of the Merger, or (ii) in lieu of such shares of Common Stock, if and to the extent so specified on the reverse of such Security, fully paid and non-assessable shares of Special Stock, at the conversion rate of ten shares of Special Stock for each $1,000 principal amount of Securities held by such Securityholders immediately prior to the Effective Time of the Merger. From and after the Effective Time of the Merger, all of the Securities shall cease to be convertible into Common Stock pursuant to Section 13.1(a) hereof, and the holders thereof shall have no right in respect of the Securities (including without limitation the right to receive interest and Principal except the right to receive shares of Common Stock or Special Stock in accordance with this Section 13.1(b) and the procedures set forth in Section 13.2(b) hereof.

          Section 13.2  EXERCISE OF CONVERSION PRIVILEGE.

          (a) In order to exercise the conversion privilege, the holder of any Security to be converted pursuant to Section 13.1(a) hereof shall surrender such Security to the Issuer at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written optional conversion notice, in substantially the form set forth on the reverse of the Security, that the holder elects to convert such Security or a stated portion thereof constituting an integral multiple of $1,000 principal amount, and, if such Security is surrendered for conversion during the period between the close of business on March 1 or September 1 in any year and the opening of business on the following March 15 or September 15 and has not been called for redemption on a redemption date within such period accompanied also by payment of an amount equal to the interest

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

payable on such March 15 or September 15 on the principal amount of the Security being surrendered for conversion. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Securities surrendered for conversion pursuant to Section 13.1(a) hereof shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee duly executed by, the holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Issuer shall, subject to the provisions of
Section 13.8 hereof, issue and deliver at such office or agency to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion of Securities pursuant to Section 13.1(a) hereof in accordance with the provisions of this Article and cash, as provided in Section 13.3 hereof, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice shall have been received by the Issuer and such Security shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Issuer shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of a Security pursuant to
Section 13.1(a) hereof, the Issuer shall execute, and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Issuer, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted pursuant to Section 13.1(a) hereof or for dividends or distributions on any Common Stock issued upon any such conversion.

          (b)  As soon as practicable (but in any case within five Business
Days) after the Effective Time of the Merger, the Issuer shall give written notice thereof (the "Issuer's Notice") to the Trustee and each holder of Securities in accordance with Section 10.4 hereof. The Issuer's Notice shall specify (i) that

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

the Merger has become effective, (ii) the time and date of the Effective Time of the Merger, (iii) that all of the Securities outstanding as of the Effective Time of the Merger were automatically, and without any further action on the part of the Issuer, the Trustee or any Securityholder, converted into fully paid or Special Stock at a conversion rate of ten shares of Special Stock for each $1,000 princpal amount of Securities and non-assessable shares of Common Stock at the Special Conversion Price in accordance with Section 13.1(b) hereof and (iv) that from and after the Effective Time of the Merger, all of the Securities ceased to be convertible into Common Stock pursuant to Section 13.1(a) hereof, and the holders thereof no longer have any right in respect of the Securities (including without limitation the right to receive interest and Principal in respect thereof) except the right to receive shares of Common Stock or Special Stock in accordance with Section 13.1(b) hereof and the procedures set forth in this
Section 13.2(b).  Any Issuer's Notice which is sent in the manner provided in
Section 10.4 hereof shall be conclusively presumed to have been duly given, whether or not the Trustee or any Holder receives such notice. Failure to give the Issuer's Notice, or any defect in the Issuer's Notice to the Trustee or any Holder, shall not in any way affect the validity of the conversion pursuant to Section 13.1(b).

          Following the Effective Time of the Merger, the holder of any Security may surrender such Security to the Issuer at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Security, that the Security is being surrendered for conversion in accordance with Section 13.1(b) hereof. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock or Special Stock shall be issued. Securities surrendered for conversion shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by, the holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Issuer shall, subject to the provisions of Section 13.8 hereof, issue and deliver at such office or agency to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock and/or

Special Stock issuable on such conversion of Securities in accordance with the provisions of this Article and cash, as provided in Section 13.3 hereof, in respect of any fraction of a share of Common Stock or Special Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected at the Effective Time of the Merger, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock or Special Stock shall be issuable upon such conversion shall be deemed to have become at the Effective Time of the Merger the holder or holders of record of the shares represented thereby; provided, however, that no holder or holders of Securities shall be entitled to vote, or to receive any dividends or distributions on, any shares of Common Stock or Special Stock issuable upon conversion thereof until such time as such Securities are surrendered for conversion pursuant to this Section 13.2(b). No payment or adjustment shall be made for interest accrued on any Security converted pursuant to Section 13.1(b) or for dividends or distributions on any Common Stock or Special Stock issued upon any such conversion.

          Section 13.3 FRACTIONAL INTERESTS. No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate Principal amount of the Securities so surrendered. If any fraction of a share of Common Stock or Special Stock would, except for the provisions of this Section, be issuable on the conversion of any Security or Securities, the Issuer shall make payment in lieu thereof in an amount of United States dollars equal to the value of such fraction computed on the basis of the last sale price of the Common Stock as reported on the Composite Tape for New York Exchange Listed Stocks (or if not listed or admitted to trading on such Exchange, then on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ/NMS or a similar organization if NASDAQ/NMS is no longer reporting information) on the last Trading Day prior to the Date of Conversion or if no such sale takes place on such day, the last sale price for such day shall be the average of the closing bid and asked prices regular way on the New York Stock Exchange (or if not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest bid and lowest asked prices on NASDAQ/NMS or a similar organization if NASDAQ/NMS is no longer reporting information) for such day (any such last sale price being hereinafter referred to as the "Last Sale Price"). If on such Trading Day the Common Stock is not quoted by any such organization, the fair value of such Common Stock on such day, as determined by the Board of Directors, shall

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

be used. For purposes of this Section 13.3, one-10th of a share of Special Stock shall be deemed to have the same value as one share of Common Stock.

          Section 13.4 CONVERSION PRICE. The conversion price per share of Common Stock issuable upon conversion of the Securities pursuant to Section 13.1(a) hereof shall initially be $8.3333. The conversion price per share of Common Stock issuable upon conversion of the Securities pursuant to Section 13.1(b) hereof shall initially be $5.5555.

          Section 13.5 ADJUSTMENT OF CONVERSION PRICE AND SPECIAL CONVERSION PRICE. The conversion price per share of Common Stock issuable upon conversion of the Securities pursuant to Section 13.1(a) hereof (herein called the "Conversion Price") and the conversion price per share of Common Stock issuable upon conversion of the Securities pursuant to Section 13.1(b) hereof (herein called the "Special Conversion Price") shall be subject to adjustment from time to time as follows:

          (a) In case the Issuer shall (1) pay a dividend or make a distribution in shares of Common Stock on any class of Capital Stock of the Issuer, (2) subdivide its outstanding shares of Common Stock into a greater number of shares or (3) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price and Special Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (g) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (b) In case the Issuer shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subsection (e) below) of the Common Stock on the record date mentioned below, the Conversion Price and the Special Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                    (i) the Conversion Price or the Special Conversion Price, as the case may be, in effect immediately prior to the date of issuance of such rights or warrants by a fraction, of which

                    (ii) the numerator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such current market price), and of which

                    (iii) the denominator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus (B) the number of additional shares of Common Stock which are so offered for subscription or purchase.

          Such adjustment shall become effective immediately, except as provided in subsection (g) below, after the record date for the determination of holders entitled to receive such rights or warrants. No adjustment will be made under this Section 13.5(b) in the event of the issuance or exercise of any warrants issued by the Issuer to Kirkland, KIC or GSA pursuant to any agreement among such parties and the Issuer which was entered into prior to the date of this Indenture.

          (c) In case the Issuer or any subsidiary of the Issuer shall distribute to all holders of Common Stock, any of its assets, evidences of indebtedness or securities other than Common Stock (other than (x) ordinary dividends in cash or other property whether or not paid out of retained earnings of the Issuer or (y) any dividend or distribution referred to in subsection (a) or (b) above) then in each such case the Conversion Price and the Special Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price or the Special Conversion Price, as the case may be, in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection
     (e) below) of the Common Stock immediately prior to the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive evidence of such fair market value) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in subsection (g) below, after the record date for the determination of stockholders entitled to receive such distribution. Notwithstanding the

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

     foregoing, in the event that the fair market value of the assets, evidences of indebtedness or other securities so distributed applicable to one share of Common Stock equals or exceeds such current market price per share of Common Stock or such current market price exceeds such fair market value by less than $0.10 per share, the Conversion Price and the Special Conversion Price shall not be adjusted pursuant to this subsection (c) until such time as the cumulative amount of all such distributions exceeds $0.10 per share.

          (d) Unless provision is made, to the Trustee's reasonable satisfaction, for the Contingent Conversion (as defined below) by the Holders of the Securities in connection with an Offer (as defined below), then, the Issuer or any Subsidiary of the Issuer shall be prohibited from making a tender or exchange offer for all or any portion of the Issuer's Common Stock (any such tender or exchange offer being referred to as an "Offer") which involves (i) per share consideration the fair market value of which is in excess of 120% of the current market price per share (determined as provided in subsection (e) of this Section) prevailing three Business Days prior to the commencement of such Offer and (ii) an aggregate consideration having a fair market value as of the expiration of such Offer (the "Expiration Time") that, exceeds 110% of the product of the current market price per share (determined as provided in subsection (e) of this Section) of the Common Stock on the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time.

          For purposes of this subsection (d), (i) the fair market value of any consideration with respect to an Offer shall be determined by the Board of Directors, whose determination shall be conclusive and described in a board resolution and (ii) a Contingent Conversion shall mean a conversion of Securities pursuant to Section 13.1(a) hereof pursuant to which the Holder of Securities can tender such Securities for conversion subject to the Common Stock issuable upon such conversion being acquired by the Issuer or any Subsidiary of the Issuer pursuant to an Offer and, to the extent such Common Stock is not so acquired, the portion of the Securities which would have been converted upon such acquisition but which were not acquired pursuant to the Offer shall be considered for all purposes under this Indenture as if such Securities were never tendered for conversion hereunder.

          (e)  For the purpose of any computation under subsections (b), (c) and
     (d) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Last Sale Prices of a share of Common Stock for the five consecutive Trading Days selected by the Issuer commencing not more than 20 Trading Days before, and ending not later than, the earlier of the date in question and the date before the "`ex' date," with respect to the issuance, distribution or Offer requiring such computation. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Last Sale Price in Section 13.3 hereof, the fair value of the Common Stock on such day, as determined by the Board of Directors, shall be used. For purposes of this paragraph, the term "`ex' date," when used with respect to any issuance, distribution or payments with respect to an Offer, means the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock trades or on which the Common Stock is listed or admitted to trading without the right to receive such issuance, distribution or Offer.

          (f)  In addition to the foregoing adjustments in subsections (a), (b),
     (c) and (d) above, the Issuer will be permitted to make such reductions in the Conversion Price or the Special Conversion Price, as the case may be, as its considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will be not be taxable to the holders of the shares of Common Stock.

          (g) In any case in which this Section 13.5 shall require that an adjustment (including by reason of the last sentence of subsection (a) or (c) above) be made immediately following a record date, the Issuer may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Issuer shall, with respect to any Security converted after such record date and on and before such adjustment shall have become effective (i) defer paying any cash payment pursuant to Section
     13.3 hereof or issuing to the Holder of such Security the number of shares of Common Stock and other capital stock of the Issuer (or other assets or securities) issuable upon such conversion in excess of the number of shares of Common Stock and other capital stock of the Issuer issuable thereupon only on the basis of the Conversion Price or the Special Conversion Price, as the case may be, prior to adjustment, and (ii) not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section 13.3 hereof and issue to such Holder the additional shares of Common Stock and other capital stock of the Issuer issuable on such conversion.

          (h) No adjustment in the Conversion Price or the Special Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price or the Special Conversion Price, as the case may be; PROVIDED, that any adjustments which by reason of this subsection (h) are not required to be made

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

     shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 13 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (i) Whenever the Conversion Price or the Special Conversion Price is adjusted as herein provided, the Issuer shall promptly (i) file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price and the Special Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each holder of Securities at his address as the same appears on the registry books of the Issuer.

          Section 13.6 CONTINUATION OF CONVERSION PRIVILEGE IN CASE OF RECLASSIFICATION, CHANGE, MERGER, CONSOLIDATION OR SALE OF ASSETS. If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Securities pursuant to Section 13.1 hereof (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (b) any consolidation or merger of the Issuer with or into any other Person, or any other Person with or into the Issuer (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock) or (c) sale or conveyance of all or substantially all of the assets of the Issuer, then the Issuer, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that, upon conversion of the Securities pursuant to Section 13.1 hereof, the holder of each Security then Outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Security pursuant to
Section 13.1(a) hereof or Section 13.1(b) hereof, as the case may be, immediately prior to such reclassification, change, consolidation, merger, sale or conveyance assuming such holder of Common Stock of the Issuer (i) is not a Person with which the Issuer consolidated or into which the Issuer merged or which merged into the Issuer or to which such sale, transfer or conveyance was made, as the case may be ("Constituent Person") or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of an election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance (PROVIDED that if the kind or amount of securities, cash, and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance is not the same for each share of Common Stock of the Issuer held immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).
Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 13. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities, and property (including cash) receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section shall similarly apply to successive consolidations, mergers, sales or conveyances.

          Notice of the execution of each such supplemental indenture shall be mailed by the Trustee to each Holder of Securities at his address as the same appears on the registry books of the Issuer.

          Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by holders of Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of Sections 5.1 and 5.2 hereof, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Issuer shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

          Section 13.7  NOTICE OF CERTAIN EVENTS.  In case:

               (a) the Issuer shall declare a dividend (or any other distribution) payable to the holders of Common Stock otherwise than in cash dividends paid out of retained earnings; or

               (b) the Issuer shall authorize the granting to all the holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

               (c) the Issuer shall authorize any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Issuer is a party and for which approval of any stockholders of the Issuer is required, or the sale or conveyance of all or substantially all the property or business of the Issuer; or

               (d) there shall be proposed any voluntary or involuntary dissolution, liquidation or winding-up of the Issuer;

then, the Issuer shall cause to be filed at the office or agency maintained for the purpose of conversion of the Securities as provided in Section 3.2 hereof, and shall cause to be mailed to each Holder of Securities, at his address as it shall appear on the registry books of the Issuer, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (i) a record is expected to be taken for the purpose of such dividend, distribution or rights, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

          Section 13.8 TAXES ON CONVERSION. The Issuer will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock or Special Stock on conversion of Securities pursuant to Section 13.1 hereof; PROVIDED, HOWEVER, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or Special Stock in a name other than that of the Holder of the Securities to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid. The Issuer extends no protection with respect to any other taxes imposed in connection with conversion of Securities.

          Section 13.9 ISSUER TO PROVIDE STOCK. The Issuer shall reserve from time to time, free from preemptive rights, out of its authorized but unissued shares, or, with respect to no more than 5% of the number of shares issuable upon conversion of the Outstanding Securities, shall otherwise cause to be made available, sufficient shares to provide for the conversion of the Securities as such Securities are presented for conversion, PROVIDED, that nothing contained herein shall be construed to preclude the Issuer from satisfying its obligations in respect of the conversion of Securities by delivery of repurchased shares of Common Stock or Special Stock which are held in the treasury of the Issuer.

          If any shares of Common Stock or Special Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon conversion, then the Issuer covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, PROVIDED, HOWEVER, that nothing in this Section shall be deemed to affect in any way the obligations of the Issuer to convert Securities into Common Stock or Special Stock as provided in this Article 13.

          Before taking any action which would cause an adjustment reducing the Conversion Price or the Special Conversion Price below the then par value, if any, of the Common Stock, the Issuer will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Issuer may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price or Special Conversion Price.

          The Issuer covenants that all shares of Common Stock or Special Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Issuer and free of preemptive rights.

          Section 13.10 DISCLAIMER OF RESPONSIBILITY FOR CERTAIN MATTERS. Neither the Trustee nor any agent of the Trustee shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price or the Special Conversion Price, or with respect to the Officers' Certificate referred to in Section 13.5 hereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture (or whether such supplemental indenture is required) provided to be employed, in making the same, or whether the Effective Time of the Merger has occurred. Neither the Trustee nor any agent of the Trustee shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or Special Stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any agent of the Trustee shall be responsible for any failure of the Issuer to issue, register the transfer of or deliver any shares of Common Stock or Special Stock or stock certificates or other securities or property (including cash) upon the surrender of any Security for the purpose of conversion or, subject to Sections 5.1 and 5.2 hereof, to comply with any of the covenants of the Issuer contained in this Article.

          Section 13.11 RETURN OF FUNDS DEPOSITED FOR REDEMPTION OF CONVERTED SECURITIES. Any funds which at any time shall have been deposited by the Issuer or on its behalf with the Trustee or any other Paying Agent for the purpose of paying the Principal of and interest on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article 13, shall after such conversion be repaid to the Issuer by the Trustee or such other Paying Agent.

                                   ARTICLE 14

                           RIGHT TO REQUIRE REDEMPTION

          Section 14.1 RIGHT TO REQUIRE REDEMPTION. If at any time there shall occur any Redemption Event of the Issuer, then each Holder shall have the right, at such Holder's option, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all or any part of such Holder's Securities that is $1,000 or any integral multiple thereof, on the date (the "Repurchase Date") that is 45 days after the date of the Issuer Notice (as defined below) at a redemption price in cash equal to 101% of the Principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Repurchase Date (the "Repurchase Price").

          Section 14.2  NOTICES; METHOD OF EXERCISING REDEMPTION RIGHT, ETC.

          (a) Unless the Issuer shall have theretofore called for redemption of all the Securities then Outstanding pursuant to Article 11 hereof, within 15 days after the occurrence of a Redemption Event, the Issuer or, at the request of the Issuer, the Trustee, shall mail to all Holders of record of the Securities a notice (the "Issuer Notice") of the occurrence of the Redemption Event and of the redemption right set forth herein arising as a result thereof in the manner provided in Section 10.4 hereof. The Issuer shall also deliver a copy of the Issuer Notice to the

     Trustee prior to or promptly after the mailing of such Issuer Notice.

          Each Issuer Notice of a redemption right shall state:

                    (1)  the Repurchase Date;

                    (2) the date by which the redemption right must be exercised;

                    (3)  the Repurchase Price;

                    (4) a description of the procedure which a Holder must follow to exercise a redemption right including a form of the irrevocable written notice referred to in Section 14.2 hereof; and

                    (5) the Conversion Price (as defined in Section 13.5 hereof) and Special Conversion Price (as defined in Section 13.5 hereof) then in effect, the date on which the right to convert the Principal amount of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion.

          No failure of the Issuer to give the foregoing notices or any defect therein shall limit any Holder's right to exercise a redemption right or affect the validity of the proceedings for the redemption of Securities.

          (b) To exercise a redemption right, a Holder shall deliver to the Trustee on or before the 15th Business Day after the date of the Issuer Notice (i) irrevocable written notice of the Holder's exercise of such rights, which notice shall set forth the name of the Holder, the amount of the Securities to be redeemed, a statement that an election to exercise the redemption right is being made thereby, and (ii) the Securities with respect to which the redemption right is being exercised, duly endorsed for transfer to the Issuer. Securities held by a securities depository may be delivered in such other manner as may be agreed to by such securities depository, the Issuer and the Trustee. Such written notice shall be irrevocable. Subject to the provisions of paragraph (d) below, Securities surrendered for redemption together with such irrevocable written notice shall cease to be convertible from the date of delivery of such notice. If the Repurchase Date falls after the record date and before the following Interest Payment Date, any Securities to be redeemed must be accompanied by payment of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date, and, notwithstanding such redemption, such interest payment will be made by the Issuer to the registered Holder thereof on the applicable record date; provided that any semi-annual payment of interest becoming due on the Repurchase Date shall be payable to the holders of such Securities registered as such on the relevant record date subject to the terms Section 2.4 hereof.

          (c) In the event a redemption right shall be exercised in accordance with the terms hereof, the Issuer shall pay or cause to be paid the Repurchase Price in cash, to the Holder on the Repurchase Date.

          (d) If any Security surrendered for redemption shall not be so redeemed on the Repurchase Date, such Security shall be convertible at any time from the Repurchase Date until redeemed and, until redeemed, continue to bear interest to the extent permitted by applicable law from the Repurchase Date at the same rate borne by such Security. The Issuer shall pay to the Holder of such Security the additional amounts arising from this
     Section 14.2 at the time that it pays the Repurchase Price, and if applicable such Security shall remain convertible into Common Stock pursuant to Section 13.1(a) hereof, or Common Stock or Special Stock pursuant to Section 13.1(b) hereof, until the Repurchase Price plus any additional amounts owing on such Security shall have been paid or duly provided for.

          (e) Any Security which is to be redeemed only in part shall be surrendered at any office or agency of the Issuer designated for that purpose pursuant to Section 3.2 hereof (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate Principal amount equal to and in exchange for the unredeemed portion of the Security so surrendered.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of May __, 1996.

                                   ALLIANCE GAMING CORPORATION


                                   By:_________________________
                                      Name:
                                      Title:

Attest:


By:________________________
   Name:
   Title:


                                   THE BANK OF NEW YORK,
                                     as Trustee


                                   By:_________________________
                                      Name:
                                      Title:

Attest:


By:_______________________
   Name:
   Title:

                                                                       EXHIBIT A


                           [FORM OF FACE OF SECURITY]

          7 1/2% Convertible Senior Subordinated Debenture due 2003


                                                                         CUSIP #
                                                                        $_______

No.

                          Alliance Gaming Corporation

promises to pay to __________________________________________ or registered assigns, the principal sum of ______________________ Dollars on September 15, 2003.

Interest Payment Dates:  March 15 and September 15.

Record Dates:  March 1 and September 1.



ALLIANCE GAMING CORPORATION

By:____________________________

   _________________, President



By:____________________________

   _________________, Secretary




Authenticated:                          Dated: __________________

THE BANK OF NEW YORK,
as Trustee


By:_________________________
   Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

            7 1/2% Convertible Senior Subordinated Debenture due 2003


          In addition, the Securities shall bear any additional legends which are required pursuant to applicable law. Capitalized terms used herein shall have the meanings ascribed to them in the Indenture unless otherwise indicated.

          1. INTEREST. Alliance Gaming Corporation (the "Issuer") promises to pay interest on the Principal amount of this Security at 7 1/2% per annum from the date of issuance until maturity. The Issuer will pay interest semi-annually on March 15 and September 15 of each year or, if any such day is not a Business Date, on the next succeeding Business Date (each an "Interest Payment Date"). Interest on the Securities will accrue from the most recent date on which interest has been paid, or, if no interest has been paid, from the date of issuance; PROVIDED that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; PROVIDED, FURTHER, that the first Interest Payment Date shall be September 15, 1996. The issuer shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on overdue Principal and premium, if any, from time to time on demand at the same rate per annum on the Securities then in effect; it shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods), from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          2. METHOD OF PAYMENT. The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the March 1 or September 1 next preceding the Interest Payment Date, even if such Securities are canceled or converted after such record date and on or before such Interest Payment Date. All payments in respect of the Securities will be made by check mailed to the Holders of the Securities at their addresses set forth in the register of Holders of Securities.

          3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or any of its subsidiaries may act in any such capacity.

          4. INDENTURE. The Issuer issued the Securities under an Indenture dated as of ___________, 1996 ("Indenture") between the Issuer and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are general unsecured obligations of the Issuer limited to $85,000,000 in aggregate Principal amount.

          5. SUBORDINATION. The Issuer's payment of the Principal of, interest on and redemptions at the option of the Holders of the Securities is subordinated to the prior payment in full of the Issuer's Senior Indebtedness. Each Holder of Securities by his or her acceptance hereof covenants and agrees that all payments of the Principal of, interest on and redemptions at the option of the Holders of the Securities by the Issuer shall be subordinated in accordance with the provisions of Article 12 of the Indenture, and each Holder accepts and agrees to be bound by such provisions.

          6. CONVERSION RIGHTS. Subject to the provisions of the Indenture, the Holder of this Security has the right, at his option, at any time until and including, but not after the close of business on, the second Business Day prior to September 15, 2003 (except that, (i) in case this Security or a portion hereof shall be called for redemption and the Issuer shall not thereafter default in making due provision for the payment of the redemption price, such right shall terminate with respect to this Security or such portion hereof at the close of business on the second Business Day prior to the date fixed for redemption and (ii) in the case the holder of this Security exercises his right to require the Issuer to redeem this Security or a portion hereof, such conversion right shall terminate with respect to this Security or portion hereof on the date this Security is presented for redemption together with written notice to the Issuer of the holder's exercise of such right or, if the Issuer fails to redeem this Security or portion hereof on the date set for such redemption, upon redemption), to convert the principal of this Security, or any portion thereof which is $1,000 or a multiple of $1,000, into fully paid and non-assessable shares of Common Stock of the Issuer, as said shares shall be constituted at the date of conversion, at the conversion price of $10.00 in principal amount of Securities for each share of such Common Stock, or at the adjusted conversion price in effect at the date of conversion if an adjustment has been made, determined as provided in the Indenture, upon surrender of this Security to the Issuer at the office or agency of the Issuer maintained for the purpose in the Borough of Manhattan, The City of New York, together with a fully executed notice substantially in the form set forth at the foot hereof that the holder elects so to convert this Security (or any portion hereof which is a multiple of

$1,000) and, if this Security is surrendered for conversion during the period between the close of business on March 1 or September 1 in any year and the opening of business on the following March 15 or September 15 and has not been called for redemption on a redemption date within such period, shall be accompanied by payment of an amount equal to the interest payable on such March 15 or September 15 on the principal amount of the Security being surrendered for conversion. Except as provided in the preceding sentence or as otherwise expressly provided in the Indenture, no payment or adjustment shall be made on account of interest accrued on this Security (or portion thereof) so converted or on account of any dividend or distribution on any such Common Stock issued upon conversion. If so required by the Issuer or the Trustee, this Security, upon surrender for conversion as aforesaid, shall be duly endorsed by, or be accompanied by instruments of transfer, in form satisfactory to the Issuer, duly executed by, the holder or by his duly authorized attorney. The conversion price from time to time in effect is subject to adjustment as provided in the Indenture. No fractions of shares will be issued on conversion, but an adjustment in cash will be made for any fractional interest as provided in the Indenture.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the Principal of and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

          7. OPTIONAL REDEMPTION. The Issuer may redeem all or any of the Securities, in whole or in part, at any time, at a redemption price equal to the percentages of the Principal amount thereof set forth below, plus accrued and unpaid interest to the redemption date; provided, however, that until September 15, 1996 the Securities cannot be redeemed at the option of the Issuer unless the closing price of the Issuer's Common Stock has equaled or exceeded 250% of the then existing per share Conversion Price set forth in Paragraph 6, as adjusted, for at least 20 out of any 30 consecutive Trading Days ending within 60 days before the notice of redemption is first mailed.

          If redeemed during the twelve-month period beginning September 15 of each year indicated:

                    Year                Percentage
                    1995                  105.63%
                    1996                  104.69%
                    1997                  103.75%
                    1998                  102.81%
                    1999                  101.88%
                    2000                  100.94%
                    2001 and thereafter   100.00%;

                                      A-4
provided that if the date fixed for redemption is a March 15 or September 15, then the interest payable on such date shall be paid to the holder of record on the next proceeding March 1 or September 1.

          8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 20 days but not more than 60 days before the Redemption Date to each Holder whose Securities are to be redeemed at its registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Securities or portions thereof called for redemption.

          9. RIGHT TO REQUIRE REDEMPTION UPON CERTAIN EVENTS. If a Redemption Event (as defined below) occurs, each Holder of the Securities shall have the right, subject to certain conditions, at the Holder's option, to require the Issuer to redeem all of such Holder's Securities, or any portion thereof that is an integral multiple of $1,000, on the date (the "Redemption Date") that is 45 days after the date of the Issuer Notice (as defined below), for cash at a price equal to 101% of the Principal amount of such Securities to be redeemed (the "Redemption Price").

          Within 15 Business Days after the occurrence of a Redemption Event, the Issuer is obligated to mail to all holders of record of the Securities a notice (the "Issuer Notice") of the occurrence of such Redemption Event and of the redemption right arising as a result thereof. The Issuer must deliver a copy of the Issuer Notice to the Trustee. To exercise the redemption right a holder of such Securities must deliver on or before the 15th Business Day after the date of the Issuer Notice irrevocable written notice to the Trustee of the holder's exercise of such right, together with the Securities with respect to which the right is being exercised, duly endorsed for transfer to the Issuer.

          A Redemption Event will be deemed to have occurred at such time as:

               (i) there is a Change of Control (as defined in the Indenture) of the Issuer, or

               (ii) the Issuer's Common Stock (or other common stock into which the Securities are then convertible) is not listed for trading on a United States national securities exchange or admitted for trading in the NASDAQ/NMS or the National Association of Securities Dealers Automated Quotation listing of Small Capitalization Stocks.

          10. DISPOSITION IN EVENT OF UNSUITABILITY. If a Holder or beneficial owner of a Security or any underlying Common

Stock is required by the Nevada Gaming Commission to be found suitable, the Holder or beneficial owner must apply for a finding of suitability within 30 days after the Nevada Gaming Commission's request. If a Holder or beneficial owner is required to be found suitable and is not found suitable by the Nevada Gaming Commission, at the option of the Issuer, (i) the Holder or beneficial owner shall, upon request of the Issuer, dispose of his or her Securities and underlying Common Stock within 30 days or within that time prescribed by the Nevada Gaming Commission, whichever is earlier, or (ii) the Issuer may, at its option, redeem the Holder's or beneficial owner's Securities at the lesser of (x) the principal amount thereof or (y) the price at which the Securities were acquired by the Holder or beneficial owner, together with, in each case, accrued interest to the date of the finding of unsuitability by the Nevada Gaming Commission.

          11. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may required a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

          12. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.

          13. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented and any existing Default under, or compliance with any provision of, the Indenture may be waived with the written consent of the Holders of at least a majority in Principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for Securities). Without the consent of any Holder, the Issuer and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to comply with Section 8.1 of the Indenture; to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the rights under the Indenture of any Holder to make changes required by the TIA; or to appoint a successor Trustee.

          Without the consent of each Holder affected, an amendment or waiver may not (with respect to any Securities held by a nonconsenting Holder): (i) reduce the Principal amount of Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the Principal of or change the fixed maturity of any Security or alter the provisions with respect to the redemption or purchase price in connection with repurchases under Section
11.1 of the Indenture; (iii) reduce the rate of or change the time for payment of interest on any Security; (iv) waive a Default or Event of Default in the payment of the Principal of, or interest on Securities or that resulted from a failure to comply with Article 14 of the Indenture (except a rescission of acceleration of the Securities by Holders of at least a majority in Principal amount of the Securities); (v) make any change in
Section 4.10 of the Indenture; or (vi) waive a redemption payment with respect to any Security. In addition, no amendment may adversely affect the rights under Section 12 of the Indenture of any holder of outstanding Senior Indebtedness without such holder's consent.

          The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Issuer to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

          14. DEFAULTS AND REMEDIES. An Event of Default is: default for 30 days in payment of interest on the Securities; default in payment of Principal of the Securities; failure by the Issuer for 60 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; certain defaults under and acceleration prior to maturity of other indebtedness; certain final judgments which remain undischarged; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in Principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in Principal amount in the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of Principal or interest) if it determines that withholding notice is in their interests. The Issuer must furnish an annual compliance certificate to the Trustee.

          15. TRUSTEE DEALINGS WITH ISSUER. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee.

          16. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, manager, agent or stockholder of the Issuer, as such, shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

          17. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/[G][T]/M/A (= Uniform [Gifts] [Transfers] to Minors Act).

          19. GOVERNING LAW. This Security shall be deemed to be a contract under, and shall be governed by and conserved under the laws of the State of New York, except as otherwise required by mandatory provisions of Nevada law, including with limitation, the Nevada Gaming Control Act and the regulations promulgated thereunder.

          The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

               Alliance Gaming Corporation
               4830 Boulder Highway
               Las Vegas, NV  89121
               Attention:  Corporate Secretary

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below:


          I or we assign and transfer this Security to

______________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ___________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

______________________________________________________________________________

Date: _____________________

                                   Signature(s):


                                   ______________________________
                                   (Sign exactly as your name(s)
                                   appear(s) on the face of this
                                   Security)


Signature Guaranteed by:

____________________________


IMPORTANT NOTICE: The signature guarantee provided on this Notice must comply with the regulations of one of the nationally recognized medallion signature guarantee programs.

                      [FORM OF OPTIONAL CONVERSION NOTICE]

          To:  Alliance Gaming Corporation

          The undersigned owner of this Security hereby: (1) irrevocably exercises the option to convert this Security, or the portion hereof below designated, pursuant to Section 13.1(a) of the Indenture referred to in this Security for shares of Common Stock of Alliance Gaming Corporation in accordance with the terms of such Indenture and (ii) directs that such shares of Common Stock deliverable upon the conversion, together with any payment for fractional shares and any Security(ies) representing any unconverted Principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:__________________

                                   ______________________________
                                   Signature(s)
                                   (Sign exactly as your name(s)
                                    appear(s) on the Security)

Signature Guaranteed by:

__________________________


IMPORTANT NOTICE: The signature guarantee provided on this Notice must comply with the regulations of one of the nationally recognized medallion signature guarantee programs.

If the stock certificate is to be issued in a name other than the registered holder on the reverse hereof, the assignment below must be completed.

                                   ______________________________
                                   Social Security or other
                                    Taxpayer Identifying Number

_____________________________
         (Name)

_____________________________
      (Street Address)

_____________________________
(City, State and Zip Code)
(Please print name and address)



                                   Principal amount to be Converted (if
                                   less than all):

                                   $___________________________

                  [FORM OF SURRENDER FOR MANDATORY CONVERSION]

          To:  Alliance Gaming Corporation

          The undersigned owner of this Security hereby: (i) surrenders this Securities for conversion, in accordance with Section 13.1(b) of the Indenture referred to in this Security, into shares of Common Stock (or, if and to the extent indicated below, into shares of Special Stock) of Alliance Gaming Corporation in accordance with the terms of such Indenture and (ii) directs that the shares of Common Stock or Special Stock deliverable upon the conversion, together with any payment for fractional shares, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be delivered are registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:______________

                          ___________________________________________________
                          Signature(s)
                          (Sign exactly as your name(s) appear(s) on the Security)

Signature Guaranteed by:

______________________________


IMPORTANT NOTICE: The signature guarantee provided on this Notice must comply with the regulations of one of the nationally recognized medallion signature guarantee programs.

If the stock certificate(s) is (are) to be issued in a name other than the registered holder on the reverse hereof, the assignment below must be completed.

                         ______________________________________________________
                         Social Security or other Taxpayer Identifying Number

_________________________
         (Name)

_________________________
      (Street Address)

_________________________
(City, State and Zip Code)
(Please print name and address)

                         Principal amount to be converted into Special Stock in the Event of Mandatory Conversion

                         $_____________________________________________________
                         (Except to the extent expressly indicated herein, the Security will be converted into Common Stock)